UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2025

PALISADE BIO, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33672	52-2007292
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1902 Wright Place Suite 200 Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 704-4900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PALI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Annual Meeting of Stockholders

On October 17, 2025, Palisade Bio, Inc. (the “Company”) held its annual meeting of stockholders (“Annual Meeting”). As of September 12, 2025, the record date for the Annual Meeting (“Record Date”), 9,119,152 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. A summary of the matters voted upon by the stockholders at the Annual Meeting is set forth below.

A total of 3,585,700 shares of the Company’s common stock were present in person or by proxy at the Annual Meeting, which represented approximately 39.32% of the shares of the Company’s common stock outstanding as of the Record Date, and constituted a quorum.

Proposal 1.

Election of Directors.

The Company’s stockholders elected the three (3) persons listed below as directors, each to serve until the Company’s 2026 annual meeting of stockholders or until their successors are duly elected and qualified or until their earlier death, resignation or removal. The final voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
J.D. Finley	647,086	89,445	2,849,169
Donald Williams	641,789	94,742	2,849,169
Emil Chuang	659,895	76,636	2,849,169

Proposal 2.

Ratification of the Selection of Independent Registered Public Accounting Firm.

The Company’s stockholders ratified the selection of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. The final voting results were as follows:

Votes For	Votes Against	Votes Withheld / Abstentions	Broker Non-Votes
3,348,348	108,424	128,928	—

Proposal 3.

Approval of an Amendment to the Amended and Restated Certificate of Incorporation to effect, at the Discretion of the Board of Directors, a Reverse Stock Split.

The Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect, at the discretion of the board of directors, a reverse split of the Company’s common stock at a ratio of not less than 1-for-5 and not greater than 1-for-50, with the exact ratio to be set within that range at the discretion of the board of directors, without further approval or authorization of the Company’s stockholders, and to be effected on or before December 31, 2025. The final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,353,265	1,122,616	109,819	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 20, 2025	Palisade Bio, Inc.

	By:	/s/ J.D. Finley
J.D. Finley
Chief Executive Officer